Exhibit 99.2

Third-Quarter 2014 Results November 5, 2014

Safe Harbor Statement Statements made in this presentation about TESARO, Inc. that are not descriptions of historical facts are forward-looking statements reflecting the current beliefs and expectations of management. Forward-looking statements are sometimes identified by words such as “plan,” “may,” “will,” “expect,” and similar expressions referencing future events, conditions or circumstances. These forward-looking statements involve substantial risks and uncertainties that could cause our clinical development programs, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Actual results could differ materially from those expressed or implied by these forward-looking statements as a result of various factors, including, without limitation, the various risks described in our Annual Report on Form 10-K for the year ended December 31, 2013 and our subsequent filings with the SEC. TESARO, Inc. undertakes no obligation to update or revise any forward-looking statement for any reason. Rolapitant, niraparib and TSR-011 are investigational product candidates that have not been approved by any regulatory agency.

Lonnie Moulder Chief Executive Officer

A Balanced Portfolio of Product Candidates

Compound	Indication	Discovery	Pre-clinical	Phase 1	Phase 2	Phase 3	Registration
Rolapitant *Oral* NK-1 receptor antagonist	CINV in A/C-breast cancer/ MEC treated patients						
	CINV in cisplatin (HEC) treated patients						
	CINV in cisplatin (HEC) treated patients						
Rolapitant *IV*	CINV						
Niraparib PARP Inhibitor	Ovarian Cancer						
	BRCA+ Breast Cancer						
Niraparib + temozolomide	Ewing's sarcoma*						
TSR-011 ALK and TRK Inhibitor	NSCLC, others						
TSR-042 Anti-PD-1 antibody	Various tumor types						
Anti-TIM-3 antibody	Various tumor types						
Anti-LAG-3 antibody	Various tumor types						
Anti-TIM-3/PD-1 antibody	Various tumor types						
Anti-LAG-3/PD-1 antibody	Various tumor types						

TESARO™

CINV: Chemotherapy-induced nausea & vomiting
A/C: anthracycline/cyclophosphamide.
MEC: Moderately emetogenic chemotherapy; HEC: Highly emetogenic chemotherapy.
NSCLC: Non-small cell lung cancer.
* In collaboration with SARC, the Sarcoma Alliance for Research through Collaboration.

4

Tim Pearson Chief Financial Officer

Q3 2014 Financial Results Three Months Ended September 30, 2014 Three Months Ended September 30, 2013 Expenses: Research & Development $29,925 $22,163 General & Administrative 6,263 4,503 Acquired In-process R&D -- 1,940 Total Expenses 36,188 28,606 Loss from Operations (36,188) (28,606) Interest Income/(Expense) (38) 17 Net Loss ($36,226) ($28,589) Loss per Share ($1.01) ($0.88) As of September 30, 2014: Cash & equivalents balance totaled approximately $296 million Approximately 36.1 million shares outstanding of common stock

Mary Lynne Hedley, Ph.D. President and COO

Development Programs Update Oral rolapitant NDA accepted for review by FDA; anticipate standard 10 month review from date of filing Additional Phase 3 data presented at 2014 ESMO Congress A clinical trial has been initiated to compare the exposure of IV rolapitant to oral rolapitant Rolapitant Phase 3 NOVA trial non-gBRCA cohort enrollment on track to complete at year end Phase 3 BRAVO trial enrollment continues Phase 1 trial in Ewing’s sarcoma ongoing in partnership with SARC Planning continues in support of SCLC and first line ovarian trials Niraparib Fractionated doses are being evaluated in the ongoing Phase 1 study Additional ALK+ and TRK+ patients enrolling Controlled release formulation work expected to support clinical trial initiation by year end TSR-011 Anti-LAG-3 clinical antibody lead candidate identified Anti-TIM-3 clinical antibody and backup candidates identified Advancing TSR-042 antibody (anti-PD-1) to support IND filing with U.S. FDA in late 2015 I-O Platform NDA: New drug application IV: Intravenous SCLC: Small cell lung cancer ESMO: European Society of Medical Oncology

Development Programs Update Oral rolapitant NDA accepted for review by FDA; anticipate standard 10 month review from the date of filing Additional Phase 3 data presented at 2014 ESMO Congress A clinical trial has been initiated to compare the exposure of IV rolapitant to oral rolapitant Rolapitant Phase 3 NOVA trial non-gBRCA cohort enrollment on track to complete at year end Phase 3 BRAVO trial enrollment continues Phase 1 trial in Ewing’s sarcoma ongoing in partnership with SARC Planning continues in support of SCLC and first line ovarian trials Niraparib Fractionated doses are being evaluated in the ongoing Phase 1 study Additional ALK+ and TRK+ patients enrolling Controlled release formulation work expected to support clinical trial initiation by year end TSR-011 Anti-LAG-3 clinical antibody lead candidate identified Anti-TIM-3 clinical antibody and backup candidates identified Advancing TSR-042 antibody (anti-PD-1) to support IND filing with U.S. FDA in late 2015 I-O Platform NDA: New drug application IV: Intravenous SCLC: Small cell lung cancer ESMO: European Society of Medical Oncology

NDA: New drug application IV: Intravenous SCLC: Small cell lung cancer ESMO: European Society of Medical Oncology Development Programs Update Oral rolapitant NDA accepted for review by FDA; anticipate standard 10 month review from date of filing Additional Phase 3 data presented at 2014 ESMO Congress A clinical trial has been initiated to compare the exposure of IV rolapitant to oral rolapitant Rolapitant Phase 3 NOVA trial non-gBRCA cohort enrollment on track to complete at year end Phase 3 BRAVO trial enrollment continues Phase 1 trial in Ewing’s sarcoma ongoing in partnership with SARC Planning continues in support of SCLC and first line ovarian trials Niraparib Fractionated doses are being evaluated in the ongoing Phase 1 study Additional ALK+ and TRK+ patients enrolling Controlled release formulation work expected to support clinical trial initiation by year end TSR-011 Anti-LAG-3 clinical antibody lead candidate identified Anti-TIM-3 clinical antibody and backup candidates identified Advancing TSR-042 antibody (anti-PD-1) to support IND filing with U.S. FDA in late 2015 I-O Platform

Development Programs Update Oral rolapitant NDA accepted for review by FDA; anticipate standard 10 month review from date of filing Additional Phase 3 data presented at 2014 ESMO Congress A clinical trial has been initiated to compare the exposure of IV rolapitant to oral rolapitant Rolapitant Phase 3 NOVA trial non-gBRCA cohort enrollment on track to complete at year end Phase 3 BRAVO trial enrollment continues Phase 1 trial in Ewing’s sarcoma ongoing in partnership with SARC Planning continues in support of SCLC and first line ovarian trials Niraparib Fractionated doses are being evaluated in the ongoing Phase 1 study Additional ALK+ and TRK+ patients enrolling Controlled release formulation work expected to support clinical trial initiation by year end TSR-011 Anti-LAG-3 clinical antibody lead candidate identified Anti-TIM-3 clinical antibody and backup candidates identified Advancing TSR-042 antibody (anti-PD-1) to support IND filing with U.S. FDA in late 2015 I-O Platform NDA: New drug application IV: Intravenous SCLC: Small cell lung cancer ESMO: European Society of Medical Oncology

Lonnie Moulder Chief Executive Officer

Advance the rolapitant IV bioequivalence program; Finish enrollment of the non-gBRCA cohort within the Phase 3 NOVA trial of niraparib at the end of 2014; Continue to enroll the Phase 3 BRAVO trial of niraparib in breast cancer patients; Identify a biomarker strategy to maximize the niraparib opportunity in patients with ovarian cancer in 2014; Present niraparib nonclinical data at the EORTC-NCI-AACR Symposium, November 18-21, 2014 in Barcelona; Initiate potential registration trials of niraparib in first line ovarian cancer maintenance and small cell lung cancer in 2015; Further evaluate the clinical activity of a fractionated dose of TSR-011 in ALK-positive and TRK-positive patients and advance the TSR-011 controlled release formulation work to support clinical trial initiation by year end; Advance the development of TSR-042 (anti-PD-1 antibody) to support submission of an IND application to the FDA in late 2015; and Initiate IND enabling studies for the anti-TIM-3 and anti-LAG-3 clinical candidates. NDA: New drug application FDA: Food & Drug Administration IV: Intravenous Key Corporate Priorities

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Third-Quarter 2014 Results November 5, 2014